Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Life Insurance Corp. Separate Account LLVA

(Separate Account)

Supplement to:

Ameritas Advisor Select No Load Variable Annuity

Prospectus Dated May 1, 2016

Supplement Dated May 1, 2020

1.	Subaccount underlying portfolios available as variable investment options for your Policy are:

FUND NAME	INVESTMENT ADVISER
Portfolio Name – Subadviser(s)	Portfolio Type / Summary of Investment Objective
ProFunds® Trust	ProFund Advisors LLC
ProFunds VP	Seeks investment results, before fees and expenses, that correspond to the performance of the stated index:
ProFund VP Bull	S&P 500® Index
ProFund VP Dow 30	Dow Jones Industrial AverageSM
ProFund VP Europe 30	ProFunds Europe 30 Index
ProFund VP Mid-Cap Value	S&P MidCap 400® Value Index
ProFund VP Nasdaq-100	Nasdaq-100® Index
ProFund VP Small-Cap	Russell 2000® Index
ProFund VP Small-Cap Value	S&P SmallCap 600® Value Index
Ultra ProFunds VP	Seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the stated index. The fund does not seek to achieve its stated investment objective over a period of time greater than a single day.
ProFund VP UltraBull	S&P 500® Index
ProFund VP UltraMid-Cap	S&P MidCap 400® Index
ProFund VP UltraNasdaq-100	Nasdaq-100® Index
ProFund VP UltraSmall-Cap	Russell 2000® Index
Inverse ProFunds VP	Seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the stated index. The fund does not seek to achieve its stated investment objective over a period of time greater than a single day.
ProFund VP Bear	S&P 500® Index
ProFund VP Short Dow 30	Dow Jones Industrial AverageSM
ProFund VP Short Nasdaq-100	Nasdaq-100® Index
ProFund VP Short Small-Cap	Russell 2000® Index
Sector ProFunds VP	Seeks investment results, before fees and expenses, that correspond to the performance of the stated index:
ProFund VP Oil & Gas	Dow Jones U.S. Oil & GasSM Index
ProFund VP Precious Metals	Dow Jones Precious MetalsSM Index
ProFund VP Real Estate	Dow Jones U.S. Real EstateSM Index

PF 818 5-20

FUND NAME	INVESTMENT ADVISER
Portfolio Name – Subadviser(s)	Portfolio Type / Summary of Investment Objective
Non-Equity ProFunds VP
ProFund VP Rising Rates Opportunity	Seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times the inverse (-1.25x) of the daily price movement of the most recently issued 30-Year U.S. Treasury Bond. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.
ProFund VP U.S. Government Plus	Seeks daily investment results, before fees and expenses, that correspond to one and one quarter times (1.25x) the daily price movement of the most recently issued 30-Year U.S. Treasury Bond. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.
Access VP High Yield FundSM	Seeks to provide investment results that correspond generally to the total return of the high yield market, consistent with maintaining reasonable liquidity.
ProFund VP Government Money Market	Seeks a high level of current income consistent with liquidity and preservation of capital.

2.     The following is added to the first page of your prospectus:

Ameritas and its subsidiaries continuously monitor their various businesses, internal and external operations, the financial services industry as a whole, and the effects of various external events on our businesses. In response to the current COVID-19 pandemic, we have taken additional steps to continuously provide service to our policy owners. We continuously monitor the life insurance company’s investments, and are keeping abreast of developing strategies, in order to ensure that we maintain our financial strength during this unprecedented time of general uncertainty due to the pandemic.

3.     The instructions for electing to receive communications electronically, on page one of your prospectus, are replaced with the following:

You may elect to receive shareholder reports and other communications from us electronically by:

1.       Calling our Customer Service Center at 800-255-9678, or

2.       Visiting ameritasdirect.com and following these instructions:

•	Click on Account Access.
•	Select the appropriate type of Sign In and enter your login information.
•	Click on your variable policy number, then the Electronic Consent tab and click Accept to indicate your preference for electronic information.
•	First time users select Register and follow the simple registration prompts. You will need your policy number and Social Security Number or tax identification number and date of birth.

4.     In the section titled Taxation of Death Proceeds, the first three sentences are revised to read as follows:

A death benefit paid under the Policy may be taxable income to the beneficiary. The rules on taxation of an annuity apply. Estate taxes may also apply to your annuity, even if all or a portion of the benefit is subject to federal income taxes.

All other provisions remain as stated in your Policy and prospectus as supplemented.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 800-255-9678.

PF 818 5-20